EXHIBIT 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, George W. Hebard III, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A for the fiscal year ended December 31, 2014 of Enzon Pharmaceuticals, Inc.; and

2.	Based on my knowledge, this Amendment No. 1 on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1 on Form 10-K/A.

April 24, 2015	/s/ George W. Hebard III
George W. Hebard III
Interim Principal Executive Officer, Interim
Chief Operating Officer and Secretary
(Principal Executive Officer)